Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements

On November, 1, 2022 (the “Distribution Date”), Ligand Pharmaceuticals Incorporated (“Ligand,” “Company,” “we,” “us,” or “our”) completed the separation (the “Separation”) of its antibody discovery business and certain related assets and liabilites (the “OmniAb Business”) through a spin-off of OmniAb Operations, Inc. (formerly known as OmniAb, Inc., “Legacy OmniAb”) to Ligand’s shareholders of record as of October 26, 2022 (the “Record Date”) on a pro rata basis (the “Distribution”) and merger (the “Merger”) of Legacy OmniAb with a wholly owned subsidiary of OmniAb, Inc. (formerly known as Avista Public Acquisition Corp. II, “APAC” or “New OmniAb”) in a Reverse Morris Trust transaction (collectively, the “Transactions”) pursuant to the Agreement and Plan of Merger, dated as of March 23, 2022, by and among Ligand, Legacy OmniAb, New OmniAb and its then wholly owned subsidiary Orwell Merger Sub, Inc. (“Merger Sub”) and the Separation and Distribution Agreement, dated as of March 23, 2022 (the “Separation Agreement”), by and among Ligand, Legacy OmniAb and New OmniAb (collectively with the other related transaction documents, the “Transaction Agreements”). Pursuant to the Transaction Agreements, Ligand contributed (the “Contribution”) to Legacy OmniAb cash and certain assets and liabilities constituting the OmniAb Business, including certain related subsidiaries of Ligand, to Legacy OmniAb. In consideration for the Contribution, Legacy OmniAb issued to Ligand additional shares of Legacy OmniAb common stock such that the number of shares of Legacy OmniAb common stock then outstanding equaled the number of shares of Legacy OmniAb common stock necessary to effect the Distribution. Pursuant to the Distribution, Ligand shareholders as of the Record Date received one share of Legacy OmniAb common stock for each share of Ligand common stock held as of such date. Pursuant to the Merger, each share of Legacy OmniAb common stock was thereafter exchanged for the right to receive 4.90007 shares of New OmniAb common stock and 0.75842 shares of New OmniAb common stock subject to certain price-based earnout triggers (the “Earnout Shares”). Upon the closing of the Transactions, the ownership of outstanding New OmniAb common stock (including the Earnout Shares) was as follows: Ligand’s existing shareholders held approximately 85.0%, APAC’s existing public shareholders held approximately 1.1% and the sponsor and related parties of APAC held approximately 13.9%. Fractional shares of New OmniAb common stock were not issued pursuant to the Merger. Instead, shareholders received cash in lieu of any fractional share (other than with respect to Earnout Shares).

The unaudited pro forma condensed consolidated financial statements have been derived from the Company’s historical consolidated financial statements and give effect to the Transactions. The unaudited pro forma condensed consolidated statements of operations reflect the Company’s results as if the Transactions had occurred as of January 1, 2019. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2022 reflects the Company’s financial position as if the Transactions had occurred on such date. After the date of the Transactions, the historical financial results of Legacy OmniAb will be reflected in our consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods presented through the Distribution Date.

The unaudited pro forma condensed consolidated financial statements are not intended to be a complete presentation of the Company’s financial position or results of operations had the Transactions occurred as of and for the periods indicated. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s future results of operations or financial condition had the Transactions been completed on the dates assumed. The unaudited pro forma condensed consolidated financial information should be read together with our historical consolidated financial statements and accompanying notes.

The “Historical” column in the unaudited pro forma condensed consolidated financial statements reflects our historical condensed consolidated financial statements for the periods presented and does not reflect any adjustments related to the Transactions.

The “OmniAb Separation” column in the unaudited pro forma condensed consolidated financial statements reflects the operations, assets, liabilities and equity of Legacy OmniAb, which have been derived from Legacy OmniAb’s historical condensed combined financial statements prepared on a “carve-out” basis of accounting.

The unaudited pro forma condensed consolidated financial statements have been prepared to include transaction accounting adjustments to reflect the financial condition and results of operations as if we were a separate stand-alone entity in accordance with GAAP. The “Transaction Accounting Adjustments” column in the unaudited pro forma condensed consolidated financial statements reflects the effects of Legacy OmniAb’s separation from the Company and includes the following adjustments:

•the impact of, and transactions contemplated by, the Separation Agreement, the Tax Matters Agreement, dated as of November 1, 2022, by and among New OmniAb, Ligand and Legacy OmniAb, the Amended and Restated Employee Matters Agreement, dated as of August 18, 2022, by and among Ligand, Legacy OmniAb and APAC, and the

Exhibit 99.1
Transition Services Agreements, each effective as of the Distribution time, and each by and between Ligand and Legacy OmniAb;
•the elimination of our net investment in Legacy OmniAb;
•the Contribution from the Company to Legacy OmniAb;
•costs incurred in connection with the Transactions; and
•other adjustments as described in the notes to these unaudited pro forma condensed consolidated financial statements.

The pro forma adjustments represent our best estimates based on information currently available and may differ from those that will be calculated to report Legacy OmniAb as discontinued operations in our future filings.

The unaudited pro forma condensed financial statements have been prepared in accordance with Article 11 of the Securities and Exchange Commissions’s Regulation S-X. The unaudited pro forma condensed consolidated financial statements do not include adjustments to reflect any potential synergies that may be achievable, or dis-synergy costs that may occur, in connection with the Transactions.

[Tables Follow]

Exhibit 99.1
LIGAND PHARMACEUTICALS INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2022
(In thousands, except per share amounts)

	Historical	OmniAb Separation (a)	Transaction Accounting Adjustments	Notes	Pro Forma Results
ASSETS
Current assets:
Cash and cash equivalents	$5,280	$—	$(1,840)	(b)	$3,440
Short-term investments	142,655	—	—		142,655
Accounts receivable, net	62,308	8,180	8,180	(c)	62,308
Inventory	24,773	—	—		24,773
Income taxes receivable	964	—	—		964
Other current assets	7,804	5,051	—		2,753
Total current assets	243,784	13,231	6,340		236,893
Deferred income taxes, net	35,654	822	—		34,832
Intangible assets, net	528,364	169,050	—		359,314
Goodwill	181,206	83,979	8,446	(d)	105,673
Commercial license rights, net	10,267	—	—		10,267
Property and equipment, net	30,954	16,090	—		14,864
Operating lease right-of-use assets	24,711	22,011	—		2,700
Finance lease right-of-use assets	15,032	3	—		15,029
Other assets	6,316	1,448	—		4,868
Total assets	$1,076,288	$306,634	$14,786		$784,440
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$19,153	$7,383	$7,383	(c)	$19,153
Accrued liabilities	14,551	2,982	2,982	(c)	14,551
Income taxes payable	3,782	—	—		3,782
Current contingent liabilities	2,258	2,179	—		79
Deferred revenue	10,584	10,199	—		385
Current operating lease liabilities	2,501	1,225	—		1,276
Current finance lease liabilities	50	3	—		47
2023 convertible senior notes, net	114,974	—	—		114,974
Total current liabilities	167,853	23,971	10,365		154,247
Long-term contingent liabilities	6,961	4,323	—		2,638
Deferred income taxes, net	42,669	18,304			24,365
Long-term operating lease liabilities	27,088	25,411	—		1,677
Long-term deferred revenue	7,428	7,384	—		44
Other long-term liabilities	21,924	298	—		21,626
Total liabilities	273,923	79,691	10,365		204,597
Commitments and contingencies
Stockholders' equity:
Preferred stock, $ 0.001 par value; 5,000 shares authorized; zero issued and outstanding at June 30, 2022	—	—	—		—
Common stock, $ 0.001 par value; 60,000 shares authorized; 16,882 shares issued and outstanding at June 30, 2022	17	—	—		17
Additional paid-in-capital / Parent company net investment	335,471	226,943	4,421	(b)(c)(d)	112,949
Accumulated other comprehensive loss	(1,066)	—	—		(1,066)
Retained earnings	467,943	—	—		467,943
Total stockholders' equity	802,365	226,943	4,421		579,843
Total liabilities and stockholders' equity	$1,076,288	$306,634	$14,786		$784,440

Exhibit 99.1
LIGAND PHARMACEUTICALS INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2022
(Unaudited, in thousands, except per share amounts)

	Historical	OmniAb Separation (a)	Transaction Accounting Adjustments	Notes	Pro Forma Results
Revenues:
Royalties	$31,654	$402	$—		$31,252
Captisol - Core	9,551	—	—		9,551
Captisol - COVID	32,116	—	—		32,116
Contract	29,791	16,420			13,371
Total revenues	103,112	16,822	—		86,290
Operating costs and expenses:
Cost of Captisol	17,060	—	—		17,060
Amortization of intangibles	23,637	6,518			17,119
Research and development	39,425	22,256	(1,604)	(e)(f)(g)	15,565
General and administrative	32,765	9,115	(1,629)	(e)(f)(g)(h)	22,021
Other operating income	—	(278)			278
Total operating costs and expenses	112,887	37,611	(3,233)		72,043
Income (loss) from operations	(9,775)	(20,789)	3,233		14,247
Other income (expense):
Loss from short-term investments	(14,786)	—	—		(14,786)
Interest income	432	—	—		432
Interest expense	(1,227)	—	—		(1,227)
Other income, net	4,580	—	—		4,580
Total other expense, net	(11,001)	—	—		(11,001)
Income (loss) before income taxes	(20,776)	(20,789)	3,233		3,246
Income tax benefit (expense)	4,496	4,231	(679)	(i)	(414)
Net income (loss):	$(16,280)	$(16,558)	$2,554		$2,832

Basic net income (loss) per share	$(0.97)				$0.17
Shares used in basic per share calculation	16,846				16,846

Diluted net income (loss) per share	$(0.97)				$0.17
Shares used in diluted per share calculations	16,846		279	(j)	17,125

Exhibit 99.1

LIGAND PHARMACEUTICALS INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021
(Unaudited, in thousands, except per share amounts)

	Historical	OmniAb Separation (a)	Transaction Accounting Adjustments	Notes	Pro Forma Results
Revenues:
Royalties	$48,927	$—	$—		$48,927
Captisol - Core	23,423	—	—		23,423
Captisol - COVID	140,827	—	—		140,827
Contract	63,956	34,748			29,208
Total revenues	277,133	34,748	—		242,385
Operating costs and expenses:
Cost of Captisol	62,176	—	—		62,176
Amortization of intangibles	47,167	12,968			34,199
Research and development	69,012	39,232	(3,666)	(e)(f)(g)	26,114
General and administrative	57,483	16,947	2,106	(e)(f)(g)(h)	42,642
Other operating income	(37,600)	1,210	—		(38,810)
Total operating costs and expenses	198,238	70,357	(1,560)		126,321
Income (loss) from operations	78,895	(35,609)	1,560		116,064
Other income (expense):
Loss from short-term investments	(3,997)	—	—		(3,997)
Interest income	886	—	—		886
Interest expense	(19,626)	(7)	—		(19,619)
Other expense, net	(8,860)	1,266	—		(10,126)
Total other expense, net	(31,597)	1,259	—		(32,856)
Income (loss) before income taxes	47,298	(34,350)	1,560		83,208
Income tax benefit (expense)	9,840	7,308	(328)	(i)	2,204
Net income (loss):	$57,138	$(27,042)	$1,232		$85,412

Basic net income per share	$3.44				$5.14
Shares used in basic per share calculation	16,630				16,630

Diluted net income per share	$3.31				$4.95
Shares used in diluted per share calculations	17,246				17,246

Exhibit 99.1

LIGAND PHARMACEUTICALS INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2020
(Unaudited, in thousands, except per share amounts)

	Historical	OmniAb Separation (a)	Transaction Accounting Adjustments	Notes	Pro Forma Results
Revenues:
Royalties	$33,796	$—	$—		$33,796
Captisol - Core	24,566	—	—		24,566
Captisol - COVID	85,393	—	—		85,393
Contract	42,664	23,268			19,396
Total revenues	186,419	23,268	—		163,151
Operating costs and expenses:
Cost of Captisol	30,419	—	—		30,419
Amortization of intangibles	23,442	11,800			11,642
Research and development	59,392	24,796	(438)	(e)(f)(g)	34,158
General and administrative	64,435	10,225	3,022	(e)(f)(g)	57,232
Other operating income	—	2,070	—		(2,070)
Total operating costs and expenses	177,688	48,891	2,584		131,381
Gain from sale of Vernalis R&D	17,114	—	—		17,114
Income (loss) from operations	25,845	(25,623)	(2,584)		48,884
Other income (expense):
Loss from short-term investments	(16,933)	—	—		(16,933)
Interest income	8,078	—	—		8,078
Interest expense	(27,420)	(5)	—		(27,415)
Other expense, net	(108)	1,900	—		(2,008)
Total other expense, net	(36,383)	1,895	—		(38,278)
Income (loss) before income taxes	(10,538)	(23,728)	(2,584)		10,606
Income tax benefit	7,553	6,171	543	(i)	1,925
Net income (loss):	$(2,985)	$(17,557)	$(2,041)		$12,531

Basic net income (loss) per share	$(0.18)				$0.77
Shares used in basic per share calculation	16,185				16,185

Diluted net income (loss) per share	$(0.18)				$0.74
Shares used in diluted per share calculations	16,185		640	(j)	16,825

Exhibit 99.1

LIGAND PHARMACEUTICALS INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2019
(Unaudited, in thousands, except per share amounts)

	Historical	OmniAb Separation (a)	Transactional Accounting Adjustments	Notes	Pro Forma Results
Revenues:
Royalties	$46,976	$—	$—		$46,976
Captisol - Core	31,489	—	—		31,489
Captisol - COVID	—	—	—		—
Contract	41,817	18,318	—		23,499
Total revenues	120,282	18,318	—		101,964
Operating costs and expenses:
Cost of Captisol	11,347	—	—		11,347
Amortization of intangibles	16,864	10,304	—		6,560
Research and development	55,908	13,208	(1,873)	(e)(f)(g)	40,827
General and administrative	41,884	8,651	2,013	(e)(f)(g)	35,246
Other operating income	—	(818)	—		818
Total operating costs and expenses	126,003	31,345	140		94,798
Gain from sale of Promacta license	812,797	—	—		812,797
Income (loss) from operations	807,076	(13,027)	(140)		819,963
Other income (expense):
Gain from short-term investments	1,049	—	—		1,049
Interest income	28,430	—	—		28,430
Interest expense	(35,745)	—	—		(35,745)
Other expense, net	(4,171)	—	—		(4,171)
Total other expense, net	(10,437)	—	—		(10,437)
Income (loss) before income taxes	796,639	(13,027)	(140)		809,526
Income tax expense	(167,337)	(562)	29	(i)	(166,746)
Net income:	$629,302	$(13,589)	$(111)		$642,780

Basic net income per share	$33.13				$33.84
Shares used in basic per share calculation	18,995				18,995

Diluted net income per share	$31.85				$32.53
Shares used in diluted per share calculations	19,757				19,757

Exhibit 99.1

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The adjustments included in the unaudited pro forma condensed consolidated financial statements are described below:

(a) Represents the operations, assets, liabilities and equity of Legacy OmniAb, which have been derived from Legacy OmniAb’s historical combined financial statements prepared on a “carve-out” basis of accounting.

(b) Represents Ligand's cash contribution to Legacy OmniAb prior to the Distribution in accordance with the Separation Agreement. The contribution amount represents $15 million less approximately $13.2 million of certain transaction and other expenses previously incurred or expected to be incurred by Ligand, which are eligible to be offset against the contribution amount in accordance with the Separation Agreement.

(c) Represents adjustment related to Legacy OmniAb's current accounts receivable, current accounts payable and current accrued liabilities. Pursuant to the Separation Agreement, current accounts receivable, current accounts payable and current accrued liabilities accrued by Legacy OmniAb at any time up to and until the Distribution Date shall be retained by Ligand.

(d) Represents the goodwill allocated between Ligand's two reporting units, the OmniAb Business and the Ligand core business, which correspond to the two entities involved in the Separation. The allocation is based on relative fair value that was analyzed utilizing a combination of income approach and market approach for each segment as of the March 2022 announcement date of our intention to separate the OmniAb Business.

(e) Adjustment represents compensation related costs that were historically assigned to Legacy OmniAb on a carve-out basis of accounting which Ligand expects to be representative of pro forma continuing operations. The pro forma adjustments are summarized below:

	For the six months ended June 30, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
	(in thousands)
Research and development	$392	$921	$614	$503
General and administrative	2,169	4,686	2,976	2,252
	$2,561	$5,607	$3,590	$2,755

(f) Adjustment represents general corporate overhead costs related to executive management, finance, legal, information technology, and other shared services functions that were historically assigned to Legacy OmniAb on a carve-out basis of accounting which Ligand expects to be representative of pro forma continuing operations. The pro forma adjustments are summarized below:

	For the six months ended June 30, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
	(in thousands)
Research and development	$399	$903	$4,010	$2,408
General and administrative	3,336	5,536	3,779	3,023
	$3,735	$6,439	$7,789	$5,431

(g) Represents compensation related expenses for the Ligand employees that will be continuing employment at Legacy OmniAb after the consummation of the Transactions. The pro forma adjustment is summarized below:

Exhibit 99.1

	For the six months ended June 30, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
	(in thousands)
Research and development	$(2,395)	$(5,490)	$(5,062)	$(4,784)
General and administrative	(2,181)	(4,414)	(3,733)	(3,262)
	$(4,576)	$(9,904)	$(8,795)	$(8,046)

(h) Represents the transaction costs directly attributable to the separation of Legacy OmniAb, which will be retrospectively reclassified to discontinued operations upon completion of the Transactions. There were no transaction costs for the years ended December 31, 2020 and 2019, respectively. The pro forma adjustments are summarized below:

	For the six months ended June 30, 2022	For the year ended December 31, 2021
	(in thousands)
General and administrative	$(4,953)	$(3,702)

(i) Represents the income tax effect of the pro forma adjustments calculated using enacted statutory rates applicable at the legal entity in which the pro forma adjustment were made. In addition, subsequent to the Transactions, we will evaluate our remaining deferred tax assets and estimate a valuation allowance of approximately $30 million, which will be recorded by Ligand during the fourth quarter of 2022.

(j) Represents shares excluded due to anti-dilutive effect on Ligand historical consolidated net loss for the period presented.

The following table illustrates the accumulated impact of footnotes a, b, c, and d:

June 30, 2022
(in thousands)
Additional paid-in-capital/ Parent company net investment
Historical	$335,471
OmniAb Separation (a)	(226,943)
Cash distribution to (b)	(1,840)
Accounts receivable (c)	8,180
Accounts payable (c)	(7,383)
Accrued liabilities (c)	(2,982)
Goodwill allocation (d)	8,446
$112,949